Exhibit 10.3

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

10% PROMISSORY NOTE

August 17, 2010	$__________

FOR VALUE RECEIVED, FIRST BLUSH BRANDS INC., a Delaware corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of ___________________, a __________, or its registered assigns (the “Holder”) the sum of ____________________ Dollars ($__________), in accordance with the terms hereinafter provided.  Commencing on January 1, 2012 and on the first day of each calendar month thereafter, Borrower shall make monthly principal payments in equal installments of $__________.  The outstanding principal balance of this Note, together with interest accrued with respect thereto, shall be due and payable in full on December 31, 2012 (the “Maturity Date”).  All payments of principal and interest due hereunder shall be made in lawful money of the United States of America without setoff, demand or counterclaim. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.  Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day.  As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed.

The following terms shall apply to this Note:

ARTICLE I.
PURCHASE AND INTEREST

1.1.           Purchase Agreement. This Note is being issued pursuant to a Securities Purchase Agreement entered into between the Borrower and Holder (the “Purchase Agreement”), dated of even date herewith.  Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Purchase Agreement.

1.2.           Interest. Interest on the original principal amount of this Note shall be calculated at the rate of ten percent (10%) per annum (the “Interest Rate”) from August __, 2010 (the “Issue Date”), and accrued interest shall be paid quarterly in arrears commencing on September 30, 2010.  Interest shall be computed on the basis of a year of 360 days for the actual number of days elapsed.  Upon the occurrence of an Event of Default hereunder, the interest rate shall increase to twelve (12%) per annum (prorated for partial months) on the outstanding principal balance of the Note and on all unpaid interest from the date of the Event of Default (“Default Interest”).   Notwithstanding any provision contained herein, in no event shall interest accrue or be payable hereunder, including, without limitation late charges, in excess of the maximum amount of permitted by law to be charged, collected, or received from Borrower.

ARTICLE II.
PREPAYMENT

2.1.           Borrower’s Prepayment Option.  Notwithstanding anything to the contrary contained herein, at Borrower’s option at any time following the Issue Date, upon at least three (3) days prior written notice, the Borrower shall have the right to prepay the entire principal amount of the Note plus all amounts due in respect of interest and otherwise payable hereunder (the “Prepayment Option”).  On the day designated for prepayment in such notice, the Borrower shall make payment to the Holder of an amount in cash equal to the sum of (a) the principal amount of the Note outstanding on such day; plus (b) Default Interest, if any, on the amounts referred to in clause (a) plus (c) any other amounts owed to the Holder pursuant to this Note (the “Prepayment Amount”).

ARTICLE III.
CERTAIN COVENANTS

3.1.           Distributions on Capital Stock.  So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder’s written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock or (b) directly or indirectly or through any Subsidiary make any other payment or distribution in respect of its capital stock except for distributions pursuant to any shareholders’ rights plan which is approved by a majority of the Borrower’s disinterested directors.

3.2.           Restriction on Stock Repurchases.  So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder’s written consent redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Borrower or any warrants, rights or options to purchase or acquire any such shares.

3.3.           Sale of Assets.  So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, sell, lease or otherwise dispose (collectively, a “Disposition”) of any significant portion of its assets, other than to a wholly-owned Subsidiary of the Borrower, outside the ordinary course of business unless the proceeds of such Disposition shall be used to repay this Note.  Any consent to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition.

3.4.           Advances and Loans.  So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, lend money, give credit or make advances to any person, firm, joint venture or corporation, including, without limitation, officers, directors, employees, subsidiaries and Affiliates of the Borrower, except loans, credits or advances (a) in existence or committed on the date hereof and which the Borrower has informed Holder in writing prior to the date hereof or (b) made in the ordinary course of business.

3.5.           Contingent Liabilities.  So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, except by the endorsement of negotiable instruments for deposit or collection and except assumptions, guarantees, endorsements and contingencies (a) in existence or committed on the date hereof and which the Borrower has informed Holder in writing prior to the date hereof, (b) guarantees of any of its Subsidiaries obligation incurred in the ordinary course of business and (c) similar transactions in the ordinary course of business.

ARTICLE IV.
EVENTS OF DEFAULT

4.1.           Events of Default.  Each of the following events shall be deemed an “Event of Default” under this Note:

(a)           Failure to Pay Principal or Interest.  The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity or otherwise.

(b)           Breach of Covenants.  The Borrower breaches any material covenant or other material term or condition contained herein or in the Purchase Agreement and such breach continues for a period of thirty (30) days after written notice thereof to the Borrower from the Holder.

(c)           Breach of Representations and Warranties.  Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement and the Guaranty), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note, the Guaranty or the Purchase Agreement.

(d)           Receiver or Trustee.  The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

(e)           Judgments.  Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of their property or other assets for more than $500,000, and shall remain un-vacated, un-bonded or un-stayed for a period of twenty (20) days unless otherwise consented to by the Holder;

(f)           Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower, any subsidiary of the Borrower and if instituted against the Borrower is not dismissed within sixty (60) days; or

(g)           Cross-Default.  The occurrence of a default or an “event of default” of the Borrower which, if applicable, results in acceleration, under any: (x) indebtedness or (y) obligation exceeding $250,000 (or its equivalent, if such obligation is not denominated in U.S. dollars).

(h)           Transaction Documents Unenforceable.  If at any time any provision of this Note, the Purchase Agreement or the Guaranty shall cease to be enforceable in accordance with its terms.

4.2.           Effect of Event of Default.  Upon the happening of any Event of Default, as set forth in Section 4.1 above, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not serve as a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, anything herein notwithstanding, and the Holder may immediately enforce any and all of the Holder’s rights and remedies provided herein or any other right or remedy afforded by law.

4.3.           Notice of Event of Default.  Upon becoming aware of the occurrence of an Event of Default, or an event which, with the passage of time or the giving of notice, would become an Event of Default, the Borrower shall promptly, within two (2) business days of becoming aware, provide written notice of the same to the Holder and describing the nature of the default and, if such default is of a nature which may be remedied, describing whether and how such remedy is to be cured.

ARTICLE V.
MISCELLANEOUS

5.1.           Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.2.           Notices.  Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail or electronic mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or electronic mail or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail.  For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be 9595 Wilshire Blvd., Suite 900, Beverly Hills, California 90212, Fax #: 310-861-0840, E-mail: barett@firstblush.com.  Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

5.3.           Amendments.  This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder.  The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument  as originally executed, or if later amended or supplemented, then as so amended or supplemented.

5.4.           Assignability.  This Note shall be binding upon the Borrower and its successors and permitted assigns, and shall inure to the benefit of the Holder and its successors and assigns.  The Borrower shall not assign its obligations under this note without the prior written consent of the Holder, in its sole discretion.  Any purported assignment in violation of the prior sentence shall be void ab initio.  Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the 1933 Act).

5.5.           Costs of Collection.  If an Event of Default occurs, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees and expenses.

5.6.           Governing Law.  This Note shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Any dispute arising out of this Note shall be resolved pursuant to the terms of Section 9 of the Purchase Agreement.

5.7.           Denominations.  At the request of the Holder, upon surrender of this Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations as the Holder shall request.

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IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized representative this ____ day of ______ 2010.

FIRST BLUSH BRANDS, INC.

By:
Name: Barrett Carrere
Title: Chief Financial Officer

FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the attached Note)

FOR VALUE RECEIVED,                                                                                                            (the “Holder”) hereby sells, assigns, and transfers unto

Name:

Address:

Social Security or Tax Identification Number

$                                 Notes, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _________________________ attorney to transfer such Note on the books of First Blush Brands, Inc. (the “Borrower”), with full power of substitution.

Dated: _________________

Name of Holder

Signature

If executed in a representative or fiduciary capacity, print name and title of individual executing this notice on behalf of the Holder.

NOTE:  The above signature should correspond exactly with the name on the first page of the attached Note.

Social Security or Tax Identification Number of Holder

Address of Holder:

The undersigned transferee, by execution hereof, (i) represents and warrants to the Borrower that (a) such transferee is an accredited investor, and agrees to provide such evidence thereof as may be reasonably requested by the Borrower, (b) the undersigned is acquiring the Note for investment and without a view to a distribution other than pursuant to a registration statement under the Securities Act of 1933, as amended, and applicable state securities laws, or an exemption therefrom, and (c) the name, address, and social security or tax identification number of the undersigned is as set forth above, and (ii) agrees to be bound by the terms of the Note and the Purchase Agreement (as defined in the Note).

Dated: _________________

Name of Transferee

Signature

If executed in a representative or fiduciary capacity, print name and title of individual executing this notice on behalf of the transferee.

(NOTE: The above signature should correspond exactly with the name set forth above.)